UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 30, 2013

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2013, MetLife, Inc. (the “Company”) issued (i) a press release announcing its results for the quarter ended September 30, 2013 (the “Third Quarter 2013 Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended September 30, 2013 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Third Quarter 2013 Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Press Release of MetLife, Inc., dated October 30, 2013, announcing its results for the quarter ended September 30, 2013.

99.2	Quarterly Financial Supplement for the quarter ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name: Timothy J. Ring
Title: Vice President and Secretary

Date: October 30, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of MetLife, Inc., dated October 30, 2013, announcing its results for the quarter ended September 30, 2013.

99.2	Quarterly Financial Supplement for the quarter ended September 30, 2013.